SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): May 1, 2013

ENPRO INDUSTRIES, INC.

(Exact name of Registrant, as specified in its charter)

North Carolina	001-31225	01-0573945
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5605 Carnegie Boulevard, Suite 500

Charlotte, North Carolina 28209

(Address of principal executive offices, including zip code)

(704) 731-1500

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2013, Susan P. Ballance was appointed to serve as Vice President, Controller and Principal Accounting Officer of EnPro Industries, Inc. (the “Company”). Ms. Ballance, age 45, joined the Company in March 2013. Prior to joining the Company, Ms. Ballance was Vice President, Finance and Corporate Controller for Sealy, Inc. in Trinity, North Carolina from June 2009 to March 2013. Prior to joining Sealy, Ms. Ballance was Group Vice President and Deputy Controller for Charlotte-based Time Warner Cable from March 2008 to January 2009 and Vice President, Controllership for Walt Disney Pictures in Glendale, California from 2006 to March 2008.

On February 6, 2013, Rick A. Bonen-Clark was appointed to serve as the Principal Accounting Officer of the Company. Effective upon the appointment of Ms. Ballance as Principal Accounting Officer of the Company, Mr. Bonen-Clark ceased to be the Principal Accounting Officer.

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a)	The Company held its 2013 annual meeting of shareholders on May 1, 2013.

(b)	The following sets forth the voting results on each of the matters voted upon at the annual meeting:

Proposal 1. Election of Directors

Each of the following individuals was elected as a director at the annual meeting.

Nominee	No. of Votes “For”	No. of Votes “Withheld”
Thomas M. Botts	17,690,485	122,637
Peter C. Browning	14,804,086	3,009,036
B. Bernard Burns, Jr.	17,693,975	119,147
Diane C. Creel	17,690,349	122,773
Gordon D. Harnett	17,523,775	289,347
David L. Hauser	17,691,492	121,630
Stephen E. Macadam	17,694,402	118,720
Wilbur J. Prezzano, Jr.	16,224,827	1,588,295
Kees van der Graaf	17,689,328	123,794

There were 1,929,387 broker non-votes on the proposal for the election of directors.

Proposal 2. Adoption of a resolution approving, on an advisory basis, the compensation paid to the Company’s named executive officers as disclosed in the Company’s proxy statement for the annual meeting

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes
17,225,785	574,885	12,452	1,929,387

Proposal 3. Ratification of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2013

No. of Votes “For”	No. of Votes “Against”	No. of Abstentions	No. of Broker Non-votes
18,520,836	1,213,643	8,030	0

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 3, 2013

ENPRO INDUSTRIES, INC.

By:	/s/ Robert S. McLean
Robert S. McLean
Vice President, General Counsel and Secretary

4